Note 6 - Notes Payable - Related Parties	12 Months Ended
Dec. 31, 2013
Notes
Note 6 - Notes Payable - Related Parties

NOTE 5 – NOTES PAYABLE – RELATED PARTIES

During the year ended December 31, 2013, the Company received $37,157 in additional cash loans from various related parties.

Total related party notes payable as of December 31, 2013 were $1,252,616.  Of this total, $595,800 of related party notes payable are unsecured, bear interest at 6 percent per annum, and are due on demand. Also of this total, $200,000 is unsecured, bears a flat owed interest amount of $46,000, and is due on demand.  The remaining $406,816 of related party notes payable is unsecured, bears no interest, and is due on demand.

Included in the related party notes payable balance is a $50,000 penalty fee associated with one of its related party notes due to nonpayment.